UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The information furnished in this Item 2.02, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2018, Packaging Corporation of America issued a press release announcing first quarter financial results. The press release is furnished as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

99.1First Quarter 2018 Earnings Press Release dated April 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
(Registrant)

By:	/s/ MARK W. KOWLZAN
Chairman and Chief Executive Officer

By:	/s/ ROBERT P. MUNDY
Senior Vice President and Chief Financial Officer

Date: April 24, 2018